
In re General Chemical              United States Bankruptcy Court                   Case No. 03-48772 (DHS)
Industrial Products Inc.                District of New Jersey              Reporting Period:  December 2003



                                                             Book Value at End of                  Book Value on
ASSETS                                                     Current Reporting Month                 Petition Date
                                                           -----------------------               -----------------

Current Assets
Unrestricted cash and equivalents                                $1,973,552.60                       $2,999,290.31
Petty cash                                                           59,450.76                           69,280.47
Accounts receivable, net                                          7,974,211.82                        3,793,911.57
Other receivables                                                    80,962.50                           47,756.98
Intercompany receivables                                         26,707,215.28                       26,658,278.49
Inventories, net                                                  3,922,899.40                        4,090,274.03
Prepaid expenses                                                    346,242.18                          619,896.98
                                                              -----------------                   -----------------
   Total current assets                                          41,064,534.54                       38,278,688.83

Property and Equipment
Real property and improvements                                      598,666.00                          598,666.00
Machinery and equipment                                           1,860,395.69                        1,860,395.69
Building                                                            236,944.00                          236,944.00
Furniture, fixtures and office equipment                            625,394.46                          613,467.46
Construction in progress                                              8,462.44                           27,839.73
Less: accumulated depreciation                                   (1,371,283.76)                      (1,345,688.82)
                                                              -----------------                   -----------------
   Total property and equipment                                   1,958,578.83                        1,991,624.06

Other Assets
Loans to insiders                                                            -                                   -
Deferred financing costs, net                                     2,257,383.29                        2,302,531.59
Investment in subsidiaries                                       33,480,082.00                       33,480,082.00
                                                              -----------------                   -----------------
   Total other assets                                            35,737,465.29                       35,782,613.59

TOTAL ASETS                                                     $78,760,578.66                      $76,052,926.48
                                                              =================                   =================


LIABILITIES and OWNER EQUITY
Liabilities not subject to compromise
Accounts payable                                                   $275,842.23                         $518,701.20
Intercompany payables                                             6,715,513.10                        3,456,310.89
Taxes payable/deferred                                            6,819,397.02                        6,810,913.15
Wages/benefits payable                                            1,250,103.24                        1,212,368.49
Notes payable                                                                -                                   -
Accrued payables                                                  5,930,041.00                        6,304,046.23
Post retirement liabilities                                      11,379,637.44                       11,486,910.64
Pension liabilities                                               6,994,101.41                        7,181,750.32
                                                              -----------------                   -----------------
   Total liabilities not subject to compromise                   39,364,635.44                       36,971,000.92

Liabilities subject to compromise
Secured debt                                                                 -                                   -
Priority debt                                                                -                                   -
Unsecured debt (including interest)                             112,408,611.15                      111,518,816.70
                                                              -----------------                   -----------------
   Total liabilities subject to compromise                      112,408,611.15                      111,518,816.70

TOTAL LIABILITIES                                               151,773,246.59                      148,489,817.62

Owners Equity (Deficit)                                         (73,012,667.93)                     (72,436,891.14)
                                                              -----------------                   -----------------

TOTAL LIABILITIES and OWNER EQUITY                              $78,760,578.66                      $76,052,926.48
                                                              =================                   =================



* The financial statements are subject to final audit reclassifications and adjustments.


In re General Chemical              United States Bankruptcy Court                   Case No. 03-48772 (DHS)
Industrial Products Inc.                District of New Jersey              Reporting Period:  December 2003



STATEMENT OF OPERATIONS
                                                                                                    Cumulative
Revenues                                                      Month                               Filing to Date
                                                          ---------------                        ----------------
Gross Revenues                                             $5,673,852.56                          $5,673,852.56
Less Returns and Allowances                                        -                                      -
                                                          ---------------                        ---------------
Net Revenue                                                 5,673,852.56                           5,673,852.56

Cost Of Goods Sold
Var. Cost of Sales at STD                                   3,216,856.10                           3,216,856.10
Purchase Price Variance                                       937,234.06                             937,234.06
Variable Cost Variance                                        (22,018.24)                            (22,018.24)
Other                                                          37,867.29                              37,867.29
Plant Cost at Standard                                      1,224,926.81                           1,224,926.81
Manufacturing Variance                                         18,888.42                              18,888.42
Inventory Revaluation                                        (254,417.22)                           (254,417.22)
Distribution                                                   57,923.55                              57,923.55
Research                                                       (5,504.12)                             (5,504.12)
                                                          ---------------                        ---------------
Total Cost of Goods Sold                                    5,211,756.65                           5,211,756.65

Gross Profit                                                  462,095.91                             462,095.91

Selling, General and Administrative
Selling Expense                                                32,728.61                              32,728.61
Administration Expense                                       (122,120.84)                           (122,120.84)
                                                          ---------------                        ---------------
Total Selling, General and Administrative                     (89,392.23)                            (89,392.23)

Income from Operations                                        551,488.14                             551,488.14

Interest expense                                              947,442.75                             947,442.75
Interest income                                               (78,691.67)                            (78,691.67)
Bank fees                                                      13,169.97                              13,169.97
Other                                                             678.11                                 678.11
                                                          ---------------                        ---------------

Net income (loss) before reorganization items                (331,111.02)                           (331,111.02)

Reorganization items:
Professional fees                                             151,471.77                             151,471.77
Other:
  Business Wire - press release                                   750.00                                 750.00
  Bank fees - DIP fee                                         300,000.00                             300,000.00
  Wall Street Journal - notice ad                               5,000.00                               5,000.00
                                                          ---------------
Total reorganization items                                    457,221.77                             457,221.77
                                                          ---------------                        ---------------

Net income (loss)                                           ($788,332.79)                          ($788,332.79)
                                                          ===============                        ===============


* The financial statements are subject to final audit reclassifications and adjustments.